CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 20, 2005

Date of Report

(Date of Earliest Event Reported)

Edgewater Foods International, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5552 WEST ISLAND HWY

QUALICUM BEACH, BRITISH COLUMBIA, CANADA. V9K 2C8

(Address of principal executive offices (zip code))

(250) 757-9811

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 20, 2005, Montgomery Simus resigned as one of our directors.  Mr. Simus, who currently serves on another public company’s board of directors and serves as President and CEO of a private company, felt that he did not have sufficient time to dedicate to his role as a director.  Mr. Simus believes it is in everyone’s best interest for him to resign as one of our directors so that he can dedicate the time required for his other positions and so that we can elect a new director able to dedicate the time necessary to serve on our board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Edgewater Foods International, Inc.

By: /s/ Robert Saunders Robert Saunders, CEO